Exhibit 23.1



                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

Telscape  International,  Inc.
Houston,  Texas

We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-8 of our report dated March 10, 2000, relating to the consolidated financial statements and schedule of Telscape International, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.



/S/  BDO  SEIDMAN,  LLP
BDO  SEIDMAN,  LLP

Houston,  Texas
June  16,  2000


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